Exhibit 10.3

RESTRICTED STOCK AGREEMENT

UNDER THE FIRST BANCORP, INC.
2010 EQUITY INCENTIVE PLAN

Name of Participant:	Tony C. McKim

No. of Shares:	3,119

Grant Date:	January 29, 2015

Pursuant to The First Bancorp, Inc. 2010 Equity Incentive Plan (the “Plan”), as amended through the date hereof, The First Bancorp, Inc. (the “Company”) hereby grants a Restricted Stock award (an “Award”) to the Participant named above. The Participant shall receive the number of shares of Common Stock (the “Restricted Stock”) of the Company specified above, subject to the restrictions and conditions set forth herein and in the Plan.

1.    Acceptance of Award. Upon the Grant Date set forth above, certificates evidencing the Restricted Stock shall be issued in the name of the Participant, and the Participant’s name shall be entered as the stockholder of record on the books of the Company with respect to such shares of Restricted Stock; provided, however, that the certificates shall be held by the Company together with a stock power with respect to the Restricted Stock represented thereby, duly executed in blank by the Participant. Thereupon, the Participant shall have all the rights of a shareholder with respect to such Restricted Stock, including voting and dividend rights, subject, however, to the restrictions and conditions specified in Paragraph 2 below. Certificates representing the Restricted Stock shall be delivered to the Participant if, when and to the extent that the vesting conditions and other restrictions described in Paragraphs 2 and 3 below are fulfilled or lapse, as applicable, and provided that the Restricted Stock has not theretofore been forfeited pursuant to Paragraph 2(c).

2.    Restrictions and Conditions.

(a)    Certificates evidencing the Restricted Stock granted herein shall bear an appropriate legend, to the following effect or as otherwise determined by the Board in its sole discretion, to the effect that such Restricted Stock is subject to restrictions as set forth herein and in the Plan.

THE STOCK REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFERABILITY SET FORTH IN THE FIRST BANCORP, INC. 2010 EQUITY INCENTIVE PLAN, AS AMENDED FROM TIME TO TIME (THE “PLAN”), AND THE RESTRICTED STOCK AGREEMENT (THE “AGREEMENT”) UNDER THE PLAN BETWEEN THE FIRST BANCORP, INC. (THE “COMPANY”) AND THE REGISTERED HOLDER OF THIS CERTIFICATE. A COPY OF THE PLAN AND THE AGREEMENT MAY BE OBTAINED ON REQUEST FROM THE SECRETARY OF THE COMPANY.

(b)    Restricted Stock granted herein may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of by the Participant prior to the later of (i) vesting in accordance with Paragraph 3 hereof, and (ii) the fulfillment of the requirements contained in 31 C.F.R. Subtitle A § 30.1 (the “TARP Transferability Restrictions”). The TARP Transferability Restrictions provide that Participant may not transfer any of the Restricted Stock until all or part of the financial assistance received by the Company under TARP (the “TARP Assistance”) has been repaid, such that (A) up to 25% of the shares of Restricted Stock may be transferred at or after the time that the Company repays 25% of the aggregate TARP Assistance; (B) up to 50% of the shares of Restricted Stock may be transferred at or after the time that the Company repays 50% of the aggregate TARP Assistance; (c) up to 75% of the shares of Restricted Stock may be transferred at or after the time that the Company repays 75% of the aggregate TARP Assistance; and (D) any of the shares of Restricted Stock may be transferred at or after the time that the Company repays all of the aggregate TARP Assistance. Notwithstanding the restrictions contained in clause (ii) above and the preceding sentence, the Participant shall be entitled to transfer a portion of vested Restricted Stock as to which the Participant did not make an election under Section 83(b) of the Internal Revenue Code of 1986, as amended, as provided in the TARP Transferability Restrictions.

(c) The Participant acknowledges that the Compensation Committee (the “Committee”) of the Company’s Board of Directors has adopted a Stock Ownership Policy (as amended from time to time, the “Ownership Policy”) which is applicable to the Participant. At the option of the Company, in the absence of evidence satisfactory to the Committee that the Participant has fulfilled the requirements of the Ownership Policy other than through ownership of the Restricted Stock, the Company may continue to hold the certificates representing all or any portion of the Restricted Stock to assure compliance with the Ownership Policy. Notwithstanding the foregoing, in addition to the limited transfers permitted under the last sentence of Paragraph 2(b) hereof, following the lapse of the transfer restrictions set forth in Paragraph 2(b), the Participant shall be allowed to sell a number of shares of Restricted Stock sufficient to generate proceeds in an amount equal to the federal and state income tax liability of the Participant arising from the lapse of such restrictions with respect to the Restricted Stock, as determined by the Committee based on information provided by the Participant.

(d)    If the Participant’s employment with the Company and its subsidiaries is voluntarily or involuntarily terminated for any reason (including death) prior to vesting of Restricted Stock granted herein, the Participant or the Participant’s legal representative shall forfeit such unvested Restricted Stock back to the Company for no consideration.

(e) The Company shall have the right, but not the obligation, to repurchase all or any part of the vested shares of Restricted Stock awarded hereunder in the event that the Participant’s employment with the Company and its subsidiaries is voluntarily or involuntarily terminated for any reason (including death), at the Fair Market Value of such Stock as of the date of the notice of the exercise of such right. Such right shall be exercisable by the Company giving written notice of such exercise to the Participant at any time prior to ninety (90) days after the effective date of such termination. Such purchase price shall be payable in full in cash at closing, and the Participant shall then deliver such certificates to the Company, together with a stock power duly executed in form and substance satisfactory to the Company, free and clear of all liens, encumbrances, pledges, security interests and adverse claims whatsoever.

(f) As required under 31 C.F.R. Subtitle A, § 30.8 and Section 111(b)(3)(B) of the Emergency Economic Stabilization Act of 2008 (12 U.S.C. § 5221 et seq.), in the event that the Board determines, in its discretion, that the Participant realized any financial benefit from the Restricted Stock that was based on or resulted from materially inaccurate financial statements or any other materially inaccurate performance criteria of or relating to the Company and its subsidiaries, the Participant shall be obligated to repay to the Company, on demand, the amount of such financial benefit.

3.    Vesting of Restricted Stock. The restrictions and conditions in Paragraph 2 shall lapse, and the Restricted Stock shall vest in the Participant on the fifth anniversary of the Grant Date. Subsequent to such applicable date, the shares of Restricted Stock as to which all restrictions and conditions have lapsed shall no longer be deemed Restricted Stock, subject, however, to the provisions of Paragraph 2(b)(ii) and the TARP Transferability Restrictions referred to therein

4.    Dividends. Dividends on Restricted Stock shall be paid currently to the Participant.

5.    Incorporation of Plan. Notwithstanding anything herein to the contrary, this Agreement shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Board set forth therein. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.

6.    Tax Withholding. The Participant shall, not later than the date as of which the receipt of the Restricted Stock becomes a taxable event for Federal income tax purposes, pay to the Company or make arrangements satisfactory to the Board for payment of any Federal, state, and local taxes required by law to be withheld on account of such taxable event. The Participant may elect to have the required minimum tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from Restricted Stock, or (ii) transferring to the Company, a number of shares of Stock with an aggregate Fair Market Value that would satisfy the withholding amount due.

7.    Miscellaneous. Notice hereunder shall be given to the Company at its principal place of business, and shall be given to the Participant at the address shown for the Participant on the records of the Company, or in either case at such other address as one party may subsequently furnish to the other party in writing.

THE FIRST BANCORP, INC.	TONY C. McKIM

/s/ Bruce B. Tindal	/s/ Tony C. McKim
Name: Bruce B. Tindal

Title: Compensation Committee Chairman	Title: President & CEO

Date Received: January 29, 2015	Date: January 29, 2015

Amendment

Pursuant to a vote of the Committee on November 8, 2019, paragraph three (3) of the Agreement is amended. The shares originally granted January 29, 2015 and due to vest January 29, 2020, will vest as of the date of the amendment, November 8, 2019.

THE FIRST BANCORP, INC.	TONY C. McKIM

/s/ Bruce B. Tindal	/s/ Tony C. McKim
Name: Bruce B. Tindal

Title: Compensation Committee Chairman	Title: President & CEO

Date Amended: November 8, 2019	Date: November 8, 2019

RESTRICTED STOCK AGREEMENT

UNDER THE FIRST BANCORP, INC.
2010 EQUITY INCENTIVE PLAN

Name of Participant:	Tony C. McKim

No. of Shares:	4,141

Grant Date:	January 28, 2016

Pursuant to The First Bancorp, Inc. 2010 Equity Incentive Plan (the “Plan”), as amended through the date hereof, The First Bancorp, Inc. (the “Company”) hereby grants a Restricted Stock award (an “Award”) to the Participant named above. The Participant shall receive the number of shares of Common Stock (the “Restricted Stock”) of the Company specified above, subject to the restrictions and conditions set forth herein and in the Plan.

1.    Acceptance of Award. Upon the Grant Date set forth above, certificates evidencing the Restricted Stock shall be issued in the name of the Participant, and the Participant’s name shall be entered as the stockholder of record on the books of the Company with respect to such shares of Restricted Stock; provided, however, that the certificates shall be held by the Company together with a stock power with respect to the Restricted Stock represented thereby, duly executed in blank by the Participant. Thereupon, the Participant shall have all the rights of a shareholder with respect to such Restricted Stock, including voting and dividend rights, subject, however, to the restrictions and conditions specified in Paragraph 2 below. Certificates representing the Restricted Stock shall be delivered to the Participant if, when and to the extent that the vesting conditions and other restrictions described in Paragraphs 2 and 3 below are fulfilled or lapse, as applicable, and provided that the Restricted Stock has not theretofore been forfeited pursuant to Paragraph 2(c).

2.    Restrictions and Conditions.

(a)    Certificates evidencing the Restricted Stock granted herein shall bear an appropriate legend, to the following effect or as otherwise determined by the Board in its sole discretion, to the effect that such Restricted Stock is subject to restrictions as set forth herein and in the Plan.

THE STOCK REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFERABILITY SET FORTH IN THE FIRST BANCORP, INC. 2010 EQUITY INCENTIVE PLAN, AS AMENDED FROM TIME TO TIME (THE “PLAN”), AND THE RESTRICTED STOCK AGREEMENT (THE “AGREEMENT”) UNDER THE PLAN BETWEEN THE FIRST BANCORP, INC. (THE “COMPANY”) AND THE REGISTERED HOLDER OF THIS CERTIFICATE. A COPY OF THE PLAN AND THE AGREEMENT MAY BE OBTAINED ON REQUEST FROM THE SECRETARY OF THE COMPANY.

(b)    Restricted Stock granted herein may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of by the Participant prior to the later of (i) vesting in accordance with

Paragraph 3 hereof, and (ii) the fulfillment of the requirements contained in 31 C.F.R. Subtitle A § 30.1 (the “TARP Transferability Restrictions”). The TARP Transferability Restrictions provide that Participant may not transfer any of the Restricted Stock until all or part of the financial assistance received by the Company under TARP (the “TARP Assistance”) has been repaid, such that (A) up to 25% of the shares of Restricted Stock may be transferred at or after the time that the Company repays 25% of the aggregate TARP Assistance; (B) up to 50% of the shares of Restricted Stock may be transferred at or after the time that the Company repays 50% of the aggregate TARP Assistance; (c) up to 75% of the shares of Restricted Stock may be transferred at or after the time that the Company repays 75% of the aggregate TARP Assistance; and (D) any of the shares of Restricted Stock may be transferred at or after the time that the Company repays all of the aggregate TARP Assistance. Notwithstanding the restrictions contained in clause (ii) above and the preceding sentence, the Participant shall be entitled to transfer a portion of vested Restricted Stock as to which the Participant did not make an election under Section 83(b) of the Internal Revenue Code of 1986, as amended, as provided in the TARP Transferability Restrictions.

(c) The Participant acknowledges that the Compensation Committee (the “Committee”) of the Company’s Board of Directors has adopted a Stock Ownership Policy (as amended from time to time, the “Ownership Policy”) which is applicable to the Participant. At the option of the Company, in the absence of evidence satisfactory to the Committee that the Participant has fulfilled the requirements of the Ownership Policy other than through ownership of the Restricted Stock, the Company may continue to hold the certificates representing all or any portion of the Restricted Stock to assure compliance with the Ownership Policy. Notwithstanding the foregoing, in addition to the limited transfers permitted under the last sentence of Paragraph 2(b) hereof, following the lapse of the transfer restrictions set forth in Paragraph 2(b), the Participant shall be allowed to sell a number of shares of Restricted Stock sufficient to generate proceeds in an amount equal to the federal and state income tax liability of the Participant arising from the lapse of such restrictions with respect to the Restricted Stock, as determined by the Committee based on information provided by the Participant.

(d)    If the Participant’s employment with the Company and its subsidiaries is voluntarily or involuntarily terminated for any reason (including death) prior to vesting of Restricted Stock granted herein, the Participant or the Participant’s legal representative shall forfeit such unvested Restricted Stock back to the Company for no consideration.

(e) The Company shall have the right, but not the obligation, to repurchase all or any part of the vested shares of Restricted Stock awarded hereunder in the event that the Participant’s employment with the Company and its subsidiaries is voluntarily or involuntarily terminated for any reason (including death), at the Fair Market Value of such Stock as of the date of the notice of the exercise of such right. Such right shall be exercisable by the Company giving written notice of such exercise to the Participant at any time prior to ninety (90) days after the effective date of such termination. Such purchase price shall be payable in full in cash at closing, and the Participant shall then deliver such certificates to the Company, together with a stock power duly executed in form and substance satisfactory to the Company, free and clear of all liens, encumbrances, pledges, security interests and adverse claims whatsoever.

(f) As required under 31 C.F.R. Subtitle A, § 30.8 and Section 111(b)(3)(B) of the Emergency Economic Stabilization Act of 2008 (12 U.S.C. § 5221 et seq.), in the event that the Board determines, in its discretion, that the Participant realized any financial benefit from the Restricted Stock that was based on or resulted from materially inaccurate financial statements or any other materially inaccurate performance criteria of or relating to the Company and its subsidiaries, the Participant shall be obligated to repay to the Company, on demand, the amount of such financial benefit.

3.    Vesting of Restricted Stock. The restrictions and conditions in Paragraph 2 shall lapse, and the Restricted Stock shall vest in the Participant on the fifth anniversary of the Grant Date. Subsequent to such applicable date, the shares of Restricted Stock as to which all restrictions and conditions have lapsed shall no longer be deemed Restricted Stock, subject, however, to the provisions of Paragraph 2(b)(ii) and the TARP Transferability Restrictions referred to therein

4.    Dividends. Dividends on Restricted Stock shall be paid currently to the Participant.

5.    Incorporation of Plan. Notwithstanding anything herein to the contrary, this Agreement shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Board set forth therein. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.

6.    Tax Withholding. The Participant shall, not later than the date as of which the receipt of the Restricted Stock becomes a taxable event for Federal income tax purposes, pay to the Company or make arrangements satisfactory to the Board for payment of any Federal, state, and local taxes required by law to be withheld on account of such taxable event. The Participant may elect to have the required minimum tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from Restricted Stock, or (ii) transferring to the Company, a number of shares of Stock with an aggregate Fair Market Value that would satisfy the withholding amount due.

7.    Miscellaneous. Notice hereunder shall be given to the Company at its principal place of business, and shall be given to the Participant at the address shown for the Participant on the records of the Company, or in either case at such other address as one party may subsequently furnish to the other party in writing.

THE FIRST BANCORP, INC.	TONY C. McKIM

/s/ Bruce B. Tindal	/s/ Tony C. McKim
Name: Bruce B. Tindal

Title: Compensation Committee Chairman	Title: President & CEO

Date Received: January 28, 2016	Date: January 28, 2016

Amendment

Pursuant to a vote of the Committee on November 8, 2019, paragraph three (3) of the Agreement is amended. The shares originally granted January 28, 2016 and due to vest January 28, 2021, will vest as of the date of the amendment, November 8, 2019.

THE FIRST BANCORP, INC.	TONY C. McKIM

/s/ Bruce B. Tindal	/s/ Tony C. McKim
Name: Bruce B. Tindal

Title: Compensation Committee Chairman	Title: President & CEO

Date Amended: November 8, 2019	Date: November 8, 2019

RESTRICTED STOCK AGREEMENT

UNDER THE FIRST BANCORP, INC.
2010 EQUITY INCENTIVE PLAN

Name of Participant:	Tony C. McKim

No. of Shares:	2,955

Grant Date:	January 26, 2017

Pursuant to The First Bancorp, Inc. 2010 Equity Incentive Plan (the “Plan”), as amended through the date hereof, The First Bancorp, Inc. (the “Company”) hereby grants a Restricted Stock award (an “Award”) to the Participant named above. The Participant shall receive the number of shares of Common Stock (the “Restricted Stock”) of the Company specified above, subject to the restrictions and conditions set forth herein and in the Plan.

1.    Acceptance of Award. Upon the Grant Date set forth above, certificates evidencing the Restricted Stock shall be issued in the name of the Participant, and the Participant’s name shall be entered as the stockholder of record on the books of the Company with respect to such shares of Restricted Stock; provided, however, that the certificates shall be held by the Company together with a stock power with respect to the Restricted Stock represented thereby, duly executed in blank by the Participant. Thereupon, the Participant shall have all the rights of a shareholder with respect to such Restricted Stock, including voting and dividend rights, subject, however, to the restrictions and conditions specified in Paragraph 2 below. Certificates representing the Restricted Stock shall be delivered to the Participant if, when and to the extent that the vesting conditions and other restrictions described in Paragraphs 2 and 3 below are fulfilled or lapse, as applicable, and provided that the Restricted Stock has not theretofore been forfeited pursuant to Paragraph 2(c).

2.    Restrictions and Conditions.

(a)    Certificates evidencing the Restricted Stock granted herein shall bear an appropriate legend, to the following effect or as otherwise determined by the Board in its sole discretion, to the effect that such Restricted Stock is subject to restrictions as set forth herein and in the Plan.

THE STOCK REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFERABILITY SET FORTH IN THE FIRST BANCORP, INC. 2010 EQUITY INCENTIVE PLAN, AS AMENDED FROM TIME TO TIME (THE “PLAN”), AND THE RESTRICTED STOCK AGREEMENT (THE “AGREEMENT”) UNDER THE PLAN BETWEEN THE FIRST BANCORP, INC. (THE “COMPANY”) AND THE REGISTERED HOLDER OF THIS CERTIFICATE. A COPY OF THE PLAN AND THE AGREEMENT MAY BE OBTAINED ON REQUEST FROM THE SECRETARY OF THE COMPANY.

(b)    Restricted Stock granted herein may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of by the Participant prior to the later of (i) vesting in accordance with

Paragraph 3 hereof, and (ii) the fulfillment of the requirements contained in 31 C.F.R. Subtitle A § 30.1 (the “TARP Transferability Restrictions”). The TARP Transferability Restrictions provide that Participant may not transfer any of the Restricted Stock until all or part of the financial assistance received by the Company under TARP (the “TARP Assistance”) has been repaid, such that (A) up to 25% of the shares of Restricted Stock may be transferred at or after the time that the Company repays 25% of the aggregate TARP Assistance; (B) up to 50% of the shares of Restricted Stock may be transferred at or after the time that the Company repays 50% of the aggregate TARP Assistance; (c) up to 75% of the shares of Restricted Stock may be transferred at or after the time that the Company repays 75% of the aggregate TARP Assistance; and (D) any of the shares of Restricted Stock may be transferred at or after the time that the Company repays all of the aggregate TARP Assistance. Notwithstanding the restrictions contained in clause (ii) above and the preceding sentence, the Participant shall be entitled to transfer a portion of vested Restricted Stock as to which the Participant did not make an election under Section 83(b) of the Internal Revenue Code of 1986, as amended, as provided in the TARP Transferability Restrictions.

(c) The Participant acknowledges that the Compensation Committee (the “Committee”) of the Company’s Board of Directors has adopted a Stock Ownership Policy (as amended from time to time, the “Ownership Policy”) which is applicable to the Participant. At the option of the Company, in the absence of evidence satisfactory to the Committee that the Participant has fulfilled the requirements of the Ownership Policy other than through ownership of the Restricted Stock, the Company may continue to hold the certificates representing all or any portion of the Restricted Stock to assure compliance with the Ownership Policy. Notwithstanding the foregoing, in addition to the limited transfers permitted under the last sentence of Paragraph 2(b) hereof, following the lapse of the transfer restrictions set forth in Paragraph 2(b), the Participant shall be allowed to sell a number of shares of Restricted Stock sufficient to generate proceeds in an amount equal to the federal and state income tax liability of the Participant arising from the lapse of such restrictions with respect to the Restricted Stock, as determined by the Committee based on information provided by the Participant.

(d)    If the Participant’s employment with the Company and its subsidiaries is voluntarily or involuntarily terminated for any reason (including death) prior to vesting of Restricted Stock granted herein, the Participant or the Participant’s legal representative shall forfeit such unvested Restricted Stock back to the Company for no consideration.

(e) The Company shall have the right, but not the obligation, to repurchase all or any part of the vested shares of Restricted Stock awarded hereunder in the event that the Participant’s employment with the Company and its subsidiaries is voluntarily or involuntarily terminated for any reason (including death), at the Fair Market Value of such Stock as of the date of the notice of the exercise of such right. Such right shall be exercisable by the Company giving written notice of such exercise to the Participant at any time prior to ninety (90) days after the effective date of such termination. Such purchase price shall be payable in full in cash at closing, and the Participant shall then deliver such certificates to the Company, together with a stock power duly executed in form and substance satisfactory to the Company, free and clear of all liens, encumbrances, pledges, security interests and adverse claims whatsoever.

(f) As required under 31 C.F.R. Subtitle A, § 30.8 and Section 111(b)(3)(B) of the Emergency Economic Stabilization Act of 2008 (12 U.S.C. § 5221 et seq.), in the event that the Board determines, in its discretion, that the Participant realized any financial benefit from the Restricted Stock that was based on or resulted from materially inaccurate financial statements or any other materially inaccurate performance criteria of or relating to the Company and its subsidiaries, the Participant shall be obligated to repay to the Company, on demand, the amount of such financial benefit.

3.    Vesting of Restricted Stock. The restrictions and conditions in Paragraph 2 shall lapse, and the Restricted Stock shall vest in the Participant on the fifth anniversary of the Grant Date. Subsequent to such applicable date, the shares of Restricted Stock as to which all restrictions and conditions have lapsed shall no longer be deemed Restricted Stock, subject, however, to the provisions of Paragraph 2(b)(ii) and the TARP Transferability Restrictions referred to therein

4.    Dividends. Dividends on Restricted Stock shall be paid currently to the Participant.

5.    Incorporation of Plan. Notwithstanding anything herein to the contrary, this Agreement shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Board set forth therein. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.

6.    Tax Withholding. The Participant shall, not later than the date as of which the receipt of the Restricted Stock becomes a taxable event for Federal income tax purposes, pay to the Company or make arrangements satisfactory to the Board for payment of any Federal, state, and local taxes required by law to be withheld on account of such taxable event. The Participant may elect to have the required minimum tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from Restricted Stock, or (ii) transferring to the Company, a number of shares of Stock with an aggregate Fair Market Value that would satisfy the withholding amount due.

7.    Miscellaneous. Notice hereunder shall be given to the Company at its principal place of business, and shall be given to the Participant at the address shown for the Participant on the records of the Company, or in either case at such other address as one party may subsequently furnish to the other party in writing.

THE FIRST BANCORP, INC.	TONY C. McKIM

/s/ Bruce Tindal	/s/ Tony C. McKim
Name: Bruce B. Tindal

Title: Compensation Committee Chairman	Title: President & CEO

Date Received: January 26, 2017	Date: January 26, 2017

Amendment

Pursuant to a vote of the Committee on November 8, 2019, paragraph three (3) of the Agreement is amended. The shares originally granted January 26, 2017 and due to vest January 26, 2022, will vest as of the date of the amendment, November 8, 2019.

THE FIRST BANCORP, INC.	TONY C. McKIM

/s/ Bruce Tindal	/s/ Tony C. McKim
Name: Bruce B. Tindal

Title: Compensation Committee Chairman	Title: President & CEO

Date Amended: November 8, 2019	Date: November 8, 2019

RESTRICTED STOCK AGREEMENT

UNDER THE FIRST BANCORP, INC.
2010 EQUITY INCENTIVE PLAN

Name of Participant:	Tony C. McKim

No. of Shares:	3,471

Grant Date:	January 4, 2018____

Pursuant to The First Bancorp, Inc. 2010 Equity Incentive Plan (the “Plan”), as amended through the date hereof, The First Bancorp, Inc. (the “Company”) hereby grants a Restricted Stock award (an “Award”) to the Participant named above. The Participant shall receive the number of shares of Common Stock (the “Restricted Stock”) of the Company specified above, subject to the restrictions and conditions set forth herein and in the Plan.

1.    Acceptance of Award. Upon the Grant Date set forth above, certificates evidencing the Restricted Stock shall be issued in the name of the Participant, and the Participant’s name shall be entered as the stockholder of record on the books of the Company with respect to such shares of Restricted Stock; provided, however, that the certificates shall be held by the Company together with a stock power with respect to the Restricted Stock represented thereby, duly executed in blank by the Participant. Thereupon, the Participant shall have all the rights of a shareholder with respect to such Restricted Stock, including voting and dividend rights, subject, however, to the restrictions and conditions specified in Paragraph 2 below. Certificates representing the Restricted Stock shall be delivered to the Participant if, when and to the extent that the vesting conditions and other restrictions described in Paragraphs 2 and 3 below are fulfilled or lapse, as applicable, and provided that the Restricted Stock has not theretofore been forfeited pursuant to Paragraph 2(c).

2.    Restrictions and Conditions.

(a)    Certificates evidencing the Restricted Stock granted herein shall bear an appropriate legend, to the following effect or as otherwise determined by the Board in its sole discretion, to the effect that such Restricted Stock is subject to restrictions as set forth herein and in the Plan.

THE STOCK REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFERABILITY SET FORTH IN THE FIRST BANCORP, INC. 2010 EQUITY INCENTIVE PLAN, AS AMENDED FROM TIME TO TIME (THE “PLAN”), AND THE RESTRICTED STOCK AGREEMENT (THE “AGREEMENT”) UNDER THE PLAN BETWEEN THE FIRST BANCORP, INC. (THE “COMPANY”) AND THE REGISTERED HOLDER OF THIS CERTIFICATE. A COPY OF THE PLAN AND THE AGREEMENT MAY BE OBTAINED ON REQUEST FROM THE SECRETARY OF THE COMPANY.

(b)    Restricted Stock granted herein may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of by the Participant prior to the later of (i) vesting in accordance with

Paragraph 3 hereof, and (ii) the fulfillment of the requirements contained in 31 C.F.R. Subtitle A § 30.1 (the “TARP Transferability Restrictions”). The TARP Transferability Restrictions provide that Participant may not transfer any of the Restricted Stock until all or part of the financial assistance received by the Company under TARP (the “TARP Assistance”) has been repaid, such that (A) up to 25% of the shares of Restricted Stock may be transferred at or after the time that the Company repays 25% of the aggregate TARP Assistance; (B) up to 50% of the shares of Restricted Stock may be transferred at or after the time that the Company repays 50% of the aggregate TARP Assistance; (c) up to 75% of the shares of Restricted Stock may be transferred at or after the time that the Company repays 75% of the aggregate TARP Assistance; and (D) any of the shares of Restricted Stock may be transferred at or after the time that the Company repays all of the aggregate TARP Assistance. Notwithstanding the restrictions contained in clause (ii) above and the preceding sentence, the Participant shall be entitled to transfer a portion of vested Restricted Stock as to which the Participant did not make an election under Section 83(b) of the Internal Revenue Code of 1986, as amended, as provided in the TARP Transferability Restrictions.

(c) The Participant acknowledges that the Compensation Committee (the “Committee”) of the Company’s Board of Directors has adopted a Stock Ownership Policy (as amended from time to time, the “Ownership Policy”) which is applicable to the Participant. At the option of the Company, in the absence of evidence satisfactory to the Committee that the Participant has fulfilled the requirements of the Ownership Policy other than through ownership of the Restricted Stock, the Company may continue to hold the certificates representing all or any portion of the Restricted Stock to assure compliance with the Ownership Policy. Notwithstanding the foregoing, in addition to the limited transfers permitted under the last sentence of Paragraph 2(b) hereof, following the lapse of the transfer restrictions set forth in Paragraph 2(b), the Participant shall be allowed to sell a number of shares of Restricted Stock sufficient to generate proceeds in an amount equal to the federal and state income tax liability of the Participant arising from the lapse of such restrictions with respect to the Restricted Stock, as determined by the Committee based on information provided by the Participant.

(d)    If the Participant’s employment with the Company and its subsidiaries is voluntarily or involuntarily terminated for any reason (including death) prior to vesting of Restricted Stock granted herein, the Participant or the Participant’s legal representative shall forfeit such unvested Restricted Stock back to the Company for no consideration.

(e) The Company shall have the right, but not the obligation, to repurchase all or any part of the vested shares of Restricted Stock awarded hereunder in the event that the Participant’s employment with the Company and its subsidiaries is voluntarily or involuntarily terminated for any reason (including death), at the Fair Market Value of such Stock as of the date of the notice of the exercise of such right. Such right shall be exercisable by the Company giving written notice of such exercise to the Participant at any time prior to ninety (90) days after the effective date of such termination. Such purchase price shall be payable in full in cash at closing, and the Participant shall then deliver such certificates to the Company, together with a stock power duly executed in form and substance satisfactory to the Company, free and clear of all liens, encumbrances, pledges, security interests and adverse claims whatsoever.

(f) As required under 31 C.F.R. Subtitle A, § 30.8 and Section 111(b)(3)(B) of the Emergency Economic Stabilization Act of 2008 (12 U.S.C. § 5221 et seq.), in the event that the Board determines, in its discretion, that the Participant realized any financial benefit from the Restricted Stock that was based on or resulted from materially inaccurate financial statements or any other materially inaccurate performance criteria of or relating to the Company and its subsidiaries, the Participant shall be obligated to repay to the Company, on demand, the amount of such financial benefit.

3.    Vesting of Restricted Stock. The restrictions and conditions in Paragraph 2 shall lapse, and the Restricted Stock shall vest in the Participant on the fifth anniversary of the Grant Date. Subsequent to such applicable date, the shares of Restricted Stock as to which all restrictions and conditions have lapsed shall no longer be deemed Restricted Stock, subject, however, to the provisions of Paragraph 2(b)(ii) and the TARP Transferability Restrictions referred to therein

4.    Dividends. Dividends on Restricted Stock shall be paid currently to the Participant.

5.    Incorporation of Plan. Notwithstanding anything herein to the contrary, this Agreement shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Board set forth therein. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.

6.    Tax Withholding. The Participant shall, not later than the date as of which the receipt of the Restricted Stock becomes a taxable event for Federal income tax purposes, pay to the Company or make arrangements satisfactory to the Board for payment of any Federal, state, and local taxes required by law to be withheld on account of such taxable event. The Participant may elect to have the required minimum tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from Restricted Stock, or (ii) transferring to the Company, a number of shares of Stock with an aggregate Fair Market Value that would satisfy the withholding amount due.

7.    Miscellaneous. Notice hereunder shall be given to the Company at its principal place of business, and shall be given to the Participant at the address shown for the Participant on the records of the Company, or in either case at such other address as one party may subsequently furnish to the other party in writing.

THE FIRST BANCORP, INC.	TONY C. McKIM

/s/ Bruce B. Tindal	/s/ Tony C. McKim
Name: Bruce B. Tindal

Title: Compensation Committee Chairman	Title: President & CEO

Date Received: January 4, 2018	Date: January 4, 2018

Amendment

Pursuant to a vote of the Committee on November 8, 2019, paragraph three (3) of the Agreement is amended. The shares originally granted January 4, 2018 and due to vest January 4, 2023, will vest as of January 4, 2021 effective the date of this amendment.

THE FIRST BANCORP, INC.	TONY C. McKIM

/s/ Bruce B. Tindal	/s/ Tony C. McKim
Name: Bruce B. Tindal

Title: Compensation Committee Chairman	Title: President & CEO

Date Amended: November 8, 2019	Date: November 8, 2019